TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2021 (Unaudited)

COMMON STOCK - 12.92%	Shares	Value

Aerospace & Defense - 0.82%
Boeing Co. (a)	1,200	$287,472

Banks - 0.44%
JPMorgan Chase & Co.	1,000	155,540

Commercial Services - 0.57%
PayPal Holdings, Inc. (a)	680	198,206

Computers - 1.91%
Apple, Inc.	3,500	479,360
Nano Dimension Ltd. - ADR - Israel (a)	23,000	189,520
		668,880
Diversified Financial Services - 0.53%
Visa, Inc. - Class A	800	187,056

Food - 0.61%
Tattooed Chef, Inc. (a)	10,000	214,500

Healthcare Products - 0.52%
Medtronic PLC - Ireland	1,475	183,092

Healthcare-Services - 0.46%
Ontrak, Inc. (a)	5,000	162,400

Internet - 1.76%
Alibaba Group Holding Ltd. - ADR - China (a)	970	219,977
Amazon.com, Inc. (a)	115	395,618
		615,595
Lodging - 0.53%
Las Vegas Sands Corp. (a)	3,500	184,415

Machinery - Diversified - 0.45%
Urban-Gro, Inc. (a)	17,300	158,641

Miscellaneous Manufacturing - 1.19%
Smith and Wesson Brands, Inc.	12,000	416,400

Oil & Gas - 0.65%
Pioneer Natural Resources Co.	1,400	227,528

Pharmaceuticals - 1.04%
Inhibikase Therapeutics, Inc. (a)	50,000	140,000
Tilray, Inc. - Class 2 - Canada (a)	12,500	226,000
		366,000
Real Estate - 0.93%
Harbor Custom Development, Inc. (a)	100,000	324,000

Software - 0.51%
Oracle Corp.	2,300	179,032

TOTAL COMMON STOCK (Cost $4,329,608)		4,528,757

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2021 (Unaudited)

PREFERRED STOCK - 1.14%	Shares	Value

Real Estate - 0.51%
Harbor Custom Development, Inc. - Series A, 8.00%	7,500	$179,625

Retail - 0.63%
Fat Brands, Inc., 8.25%	10,000	218,200

TOTAL PREFERRED STOCK (Cost $436,775)		397,825

CLOSED-END FUNDS - 2.16%
Eaton Vance Limited Duration Income Fund (b)	57,200	758,472

TOTAL CLOSED-END FUNDS (Cost 668,287)		758,472

EXCHANGE-TRADED FUNDS - 45.13%

Commodity Funds - 2.16%
iShares Gold Trust (a)	16,000	539,360
iShares Silver Trust (a)	9,000	217,980
		757,340
Debt Funds - 14.41%
iShares 20+ Year Treasury Bond ETF (b)	35,000	5,052,250

Equity Funds - 28.56%
Direxion Daily S&P 500 Bull 3X	12,500	1,332,250
Invesco S&P 500 Equal Weight ETF (b)	12,500	1,884,125
Invesco Water Resources ETF	5,800	310,416
iShares Core S&P Small-Cap ETF	16,000	1,807,680
iShares MSCI ACWI ETF (b)	20,000	2,023,800
iShares MSCI Emerging Markets ETF (b)	35,000	1,930,250
SPDR S&P Insurance ETF	5,000	192,700
VanEck Vectors Agribusiness ETF	5,800	528,264
		10,009,485

TOTAL EXCHANGE-TRADED FUNDS (Cost $13,905,349)		15,819,075

MUTUAL FUNDS - 12.49%

Asset Allocation Fund - 9.69%
Timber Point Alternative Income Fund - Institutional Class (d)	396,397	3,397,120

Equity Fund - 2.80%
LS Opportunity Fund - Institutional Class	58,754	980,613

TOTAL MUTUAL FUNDS (Cost $4,154,044)		4,377,733

HEDGE FUND - 7.30%
ACA Master Select Fund LP (a) (d) (f)	24,661	2,558,798

TOTAL HEDGE FUND (Cost $2,507,636)		2,558,798

WARRANTS - 1.41%
FAT Brands, Inc., $5.00, 06/30/2025 (a)	50,000	480,500
Harbor Custom Development, Inc., $5.00, 06/10/2026 (a)	22,500	14,175

TOTAL WARRANTS (Cost $725)		494,675

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2021 (Unaudited)

BONDS & NOTES - 0.02%	Principal Amount	Value

Asset Backed Securities - 0.01%
Countrywide Asset-Backed Certificates, 5.216%, 10/25/2017 (b) (e)	$1,385	$1,440
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	187	200

Total Asset Backed Securities (Cost $1,572)		1,640

Mortgage Backed Securities - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	1,659	1,649
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 6.086%, 09/25/2036 (b) (e)	7,085	2,969

Total Mortgage Backed Securities (Cost $4,873)		4,618

TOTAL BONDS & NOTES (Cost $6,445)		6,258

OPTIONS PURCHASED - 0.14%

		Notional	Exercise
CALL OPTIONS PURCHASED - 0.14%	Contracts [1]	Amount	Price	Expiration

ARK Innovation ETF	150	$600,000	$40.00	8/20/2021	50,250

TOTAL CALL OPTIONS PURCHASED (Cost $41,474)					50,250

TOTAL OPTIONS PURCHASED (Cost $41,474)					50,250

SHORT-TERM INVESTMENT - 1.01%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 0.01% (c)	499,539	499,539

TOTAL SHORT-TERM INVESTMENT (Cost $499,539)		499,539

TOTAL INVESTMENTS (Cost $26,549,882) - 83.72%		29,491,382

OPTIONS WRITTEN (Premiums Received $6,137) - (0.14)%		(50,400)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 16.42%		5,611,169

NET ASSETS - 100%		$35,052,151

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short and put options written.

(c) Rate shown represents the 7-day effective yield at June 30, 2021 is subject to change and resets daily.

(d) Affiliated investment company.

(e) Variable rate security - Interest rate shown represents the rate on June 30, 2021.

(f) Private equity fund initially purchased on March 1, 2016 that invested in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Effective August 1, 2020, the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D) merged, and the combined entity was renamed to One Oak Multi-Strategy Fund, LLC. Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of June 30, 2021. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section in Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

Ltd. - Limited

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

PREFERRED STOCK - 0.65%	Shares	Value

Banks - 0.65%
State Street Corp., 5.90% - Series D	2,000	$57,300
Truist Financial Corp., 5.25% - Series O	2,000	56,900

TOTAL PREFERRED STOCK (Cost $110,140)		114,200

CLOSED-END FUNDS - 2.26%

Eaton Vance Limited Duration Income Fund	30,000	397,800

TOTAL CLOSED END FUNDS (Cost $387,169)		397,800

EXCHANGE-TRADED FUNDS - 45.63%

Commodity Funds - 1.30%
iShares Gold Trust (a)	5,000	168,550
iShares Silver Trust (a)	2,500	60,550
		229,100
Debt Funds - 42.06%
Invesco Preferred ETF	15,000	229,800
iShares 20+ Year Treasury Bond ETF	9,000	1,299,150
iShares Broad USD High Yield Corporate Bond ETF (b)	30,000	1,251,600
iShares Core U.S. Aggregate Bond ETF (b)	20,000	2,306,600
SPDR Bloomberg Barclays High Yield Bond ETF (b)	15,000	1,649,400
VanEck Vectors Fallen Angel High Yield Bond ETF (b)	20,000	658,000
		7,394,550
Equity Funds - 2.27%
Direxion Daily S&P 500 Bull 3X	1,000	106,580
iShares Select Dividend ETF	2,500	291,550
		398,130

TOTAL EXCHANGE-TRADED FUNDS (Cost $7,616,627)		8,021,780

BONDS & NOTES - 46.08%	Principal Amount

Asset Backed Securities - 0.05%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.078%, due 12/25/2033 (d)	$461	528
Countrywide Asset-Backed Certificates, 5.205%, due 10/25/2017 (d)	4,155	4,321
Fremont Home Loan Trust 2005-B, 0.824% (Coupon rate 0.71% + 1 Month LIBOR rate), due 04/25/2035 (d)	4,195	4,194
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	195	198
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	74	74
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	312	333

Total Asset Backed Securities (Cost $9,031)		9,648

Corporate Bonds - 45.95%

Advertising - 0.87%
Omnicom Group, Inc., 2.60%, due 08/01/2031	150,000	152,669

Aerospace & Defense - 0.57%
Boeing Co., 2.196%, due 02/04/2026	100,000	101,045

Airlines - 3.16%
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	25,063	25,422
Delta Air Lines, Inc., 3.625%, due 03/15/2022	250,000	253,513
American Airlines 2014-1 Class B Pass Through Trust, 4.375%, due 10/01/2022	42,877	43,071
United Airlines Holding, Inc., 4.875%, due 01/15/2025	225,000	233,438
		555,444
Auto Manufacturers - 0.64%
Ford Motor Co., 8.500%, due 04/21/2023	100,000	111,595

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

BONDS & NOTES - 46.08% (continued)	Principal Amount	Value

Corporate Bonds - 45.95% (continued)

Banks - 11.94%
BAC Capital Trust XIV, 4.000%, due 02/16/2051 (d)	$150,000	$151,312
Bank of America Corp., 5.875%, due 09/15/2058 (d)	139,000	159,094
Bank of Montreal - Canada, 4.800%, due 02/25/2050 (d)	150,000	161,569
BNP Paribas SA - France, 4.625%, due 02/25/2051 (d) (e)	250,000	260,255
Deutsche Bank AG/New York NY - Germany, 4.250%, due 10/14/2021	150,000	151,626
JPMorgan Chase & Co., 3.656%, due 10/30/2069 (d)	265,000	265,662
JPMorgan Chase & Co., 4.000%, due 04/01/2050 (d)	183,000	185,416
M&T Bank Corp., 5.125%, due 05/01/2057 (d)	100,000	110,124
Mellon Capital IV, 4.000%, due 06/19/2051 (d)	250,000	247,500
USB Capital IX, 3.500%, due 04/15/2042 (d)	150,000	147,563
Wells Fargo & Co., 3.900%, due 03/15/2051 (d)	250,000	258,825
		2,098,946
Chemicals - 1.78%
Olin Corp., 5.500%, due 08/15/2022	300,000	312,500

Computers - 1.48%
EMC Corp., 3.375%, due 06/01/2023	250,000	259,678

Diversified Financial Services - 2.50%
Charles Schwab Corp., 4.000%, due 03/01/2051 (d)	250,000	255,750
Oppenheimer Holdings Inc., 5.500%, due 10/01/2025	176,000	183,700
		439,450
Food - 0.56%
TreeHouse Foods, Inc., 4.000%, due 09/01/2028	100,000	99,250

Healthcare - Products - 0.69%
Hill-Rom Holdings, Inc., 7.000%, due 02/25/2024	114,000	121,887

Healthcare - Services - 1.44%
Tenet Healthcare Corp., 4.625%, due 07/15/2024	250,000	253,675

Insurance - 1.41%
Radian Group, Inc., 4.500%, due 10/01/2024	50,000	53,552
ProAssurance Corp., 5.300%, due 11/15/2023	80,000	86,278
Unum Group, 4.000%, due 03/15/2024	100,000	107,799
		247,629
Internet - 0.87%
eBay, Inc., 2.600%, due 05/10/2031	150,000	152,701

Investment Companies - 1.56%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.750%, due 09/15/2024	170,000	179,650
FS KKR Capital Corp., 2.625%, due 01/15/2027	95,000	94,148
		273,798
Iron & Steel - 1.65%
ArcelorMittal SA - Luxembourg, 3.600%, due 07/16/2024	150,000	160,892
United States Steel Corp., 6.250%, due 03/15/2026	125,000	129,186
		290,078
Lodging - 1.08%
Marriott International, Inc./MD, 5.750%, due 05/01/2025	165,000	190,522

Media - 0.87%
AMC Networks, Inc., 5.000%, due 04/01/2024	100,000	101,272
Univision Communications, Inc., 5.125%, due 02/15/2025 (e)	50,000	51,010
		152,282
Miscellaneous Manufacturing - 0.61%
Hillenbrand, Inc., 5.750%, due 06/15/2025	100,000	107,340

Oil & Gas - 3.28%
Apache Corp., 3.250%, due 04/15/2022	45,000	45,479
Apache Corp., 5.350%, due 07/01/2049	50,000	52,625
Continental Resources, Inc., 4.500%, due 04/15/2023	150,000	156,750
Devon Energy Corp., 5.250%, due 09/15/2024 ( e)	50,000	55,726
Murphy Oil, 6.375%, due 07/15/2028	100,000	105,435
Ovintiv Exploration, Inc., 5.375%, due 01/01/2026	50,000	56,368
Petroleos Mexicanos - Mexico, 4.625%, due 09/21/2023	100,000	104,379
		576,762
Packaging & Containers - 0.56%
Ball Corp., 2.875%, due 08/15/2030	100,000	98,162

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

BONDS & NOTES - 46.08% (continued)	Principal Amount	Value

Corporate Bonds - 45.95% (continued)

Pharmaceuticals - 0.58%
Cigna Corp., 2.375%, due 03/15/2031	$100,000	$101,526

Pipelines - 0.98%
EQM Midstream Partners LP, 4.750%, due 07/15/2023	68,000	70,975
Rockies Express Pipeline LLC, 3.600%, due 05/15/2025 (e)	100,000	101,720
		172,695
REITS - 3.01%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	216,590
iStar, Inc., 5.500%, due 02/15/2026	175,000	183,313
Starwood Property Trust, Inc., 4.750%, due 03/15/2025	125,000	130,000
		529,903
Retail - 1.54%
QVC, Inc., 4.850%, due 04/01/2024	250,000	271,250

Telecommunications - 2.32%
Lumen Technologies, Inc., 5.800%, due 03/15/2022	100,000	102,909
T-Mobile USA, Inc., 4.500%, due 02/01/2026	250,000	254,780
T-Mobile USA, Inc., 2.250%, due 02/15/2026	50,000	50,375
		408,064

Total Corporate Bonds (Cost $7,909,248)		8,078,851

Mortgage Backed Securities - 0.08%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	4,964	4,934
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.181%, due 09/25/2036 (d)	21,255	8,907

Total Mortgage Backed Securities (Cost $14,532)		13,841

TOTAL BONDS & NOTES (Cost $7,932,811)		8,102,340

SHORT-TERM INVESTMENT - 5.88%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 0.01% (c)	1,034,382	1,034,382

TOTAL SHORT-TERM INVESTMENT (Cost $1,034,382)		1,034,382

TOTAL INVESTMENTS (Cost $17,081,129) - 100.50%		$17,670,502

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.50)%		(88,590)

NET ASSETS - 100%		$17,581,912

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short.

(c) Rate shown represents the 7-day effective yield at June 30, 2021, is subject to change and resets daily.

(d) Variable rate security - Interest rate shown represents the rate on June 30, 2021.

(e) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(h) Principal payments are still being received, not yet matured.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

AG - Aktiengesellchaft (German equivalent of public limited company)

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

REITS - Real Estate Investment Trusts

SA - Société Anonyme (French equivalent of public limited company)

The accompanying notes are an integral part of these financial statements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

The following is a summary of the significant accounting policies followed by the Timber Point Global Allocations Fund (the “Global Fund”, formerly, the Crow Point Defined Risk Global Allocations Fund), and the Timber Point Alternative Income Fund (the “Income Fund”, formerly, the Crow Point Alternative Income Fund) (collectively, the “Funds”) in the preparation of its financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, exchange-traded funds (“ETFs”), mutual funds and closed-end funds (“CEFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Fair Value Measurements (continued)

Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2021.

Global Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$4,528,757	$—	$—	$4,528,757
Closed-End Funds (1)	758,472	—	—	758,472
Exchange-Traded Funds (1)	15,819,075	—	—	15,819,075
Hedge Fund measured at net asset value (2)	—	—	—	2,558,798
Mutual Funds (1)	4,377,733	—	—	4,377,733
Preferred Stock (1)	397,825			397,825
Asset Backed Securities	—	1,640	—	1,640
Mortgage Backed Securities	—	4,618	—	4,618
Warrants (1)	494,675	—	—	494,675
Call Options Purchased	50,250	—	—	50,250
Short-Term Investment	499,539	—	—	499,539
Total Assets	$26,926,326	$6,258	$—	$29,491,382

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Fair Value Measurements (continued)

Global Fund: Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Call Options Written	$50,400	$—	—	$50,400
Total Liabilities	$50,400	$—	$—	$50,400

(1) For a detailed break-out of common stock, CEFs, ETFs, mutual funds, preferred stock and warrants by industry or asset class, please refer to the Schedules of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Income Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock (1)	$114,200	$—	$—	$114,200
Closed-End Funds (1)	397,800	—	—	397,800
Exchange-Traded Funds (1)	8,021,780	—	—	8,021,780
Asset Backed Securities	—	9,648	—	9,648
Corporate Bonds (1)	—	8,078,851	—	8,078,851
Mortgage Backed Securities	—	13,841	—	13,841
Short-Term Investment	1,034,382	—	—	1,034,382
Total Assets	$9,568,162	$8,102,340	$—	$17,670,502

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedules of Investments.

Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”), closed-end funds (“CEFs”) and mutual funds (also referred to as "Underlying Funds") subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

Swap Agreements – The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

A total return swap is a swap agreement in which one party makes payments based on a set date (either fixed or variable), while the other party makes payments based on the return of an underlying asset that includes both the income it generates and any capital gains. A currency swap (also known as a cross-currency swap) is an off-balance sheet transaction in which two parties exchange principal and interest in different currencies. The parties involved in currency swaps are generally financial institutions that either act on their own or as an agent for a non-financial entity. The purpose of currency swaps is to hedge exposure to exchange rate risk or reduce the cost of borrowing a foreign currency.

Whether a Funds’ use of swap agreements enhance the Funds’ total return will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fundsbear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds’ adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Wholly Owned Subsidiary – The Global Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Global Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Global Fund’s investment objectives and policies specified in the Global Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of June 30, 2021, total net assets of the Global Fund were $35,052,151, of which $5,433,916, or approximately 15.50%, represented the Global Fund’s ownership of the shares of the Subsidiary.

Derivatives Transactions

As of June 30, 2021, portfolio securities valued at $4,851,869 and $2,139,495 were held in escrow by the custodian as collateral for securities sold short and options written by the Global Fund and Income Fund, respectively.

As of June 30, 2021, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Global Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$50,250
Total Assets		$50,250
Liabilities:	Location	Equity Contracts
Call options written	Options written, at value	$50,400
Total Assets		$50,400

The Income Fund did not hold any financial derivative instruments as of June 30, 2021

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the nine month period ended June 30, 2021, are recorded in the following locations in the Consolidated Statement of Operations for the Alternatives Fund and the Statements of Operations for the Global Fund and the Income Fund:

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts	Basket *
Call options purchased	Unaffiliated Investments	$8,777	$—
Call options written	Options written	(44,263)	—
Put options written	Options written	(3,453)	—
Swaps	Swaps	—	469,601
		$(38,939)	$469,601

Net realized gain (loss) on:	Location	Equity Contracts	Basket *
Call options purchased	Unaffiliated Investments	$52,575	$—
Put options purchased	Unaffiliated Investments	(134,291)	—
Call options written	Options written	134,031	—
Put options written	Options written	26,471	—
Swaps	Swaps	—	(710,107)
		$78,786	$(710,107)

* Swaps contained investments that had “Basket” exposure. The Basket offered exposure to over-the-counter foreign exchange and currency option transactions and to exchange-traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Derivatives Transactions (continued)

Income Fund:
Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(4,300)
Put options purchased	Unaffiliated Investments	(6,296)
Call option written	Options written	5,634
Put options written	Options written	5,735
		$773

The following tables indicates the average volume of each derivative during the nine month period ended June 30, 2021:

Global Fund	Average Notional Value
Call Options Purchased	$570,000
Put Options Purchased	1,467,400
Call Options Written	(940,700)
Put Options Written	(207,900)
Swaps	25,000,000
Income Fund	Average Notional Value
Call Options Purchased	$20,000
Put Options Purchased	293,350
Call Options Written	(24,500)
Put Options Written	(83,000)

Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at June 30, 2021, are noted in the Global Fund’s Consolidated Schedule of Investments. The Income Fund is a mutual fund which is considered an affiliate to the Global Fund because it is of common management of the Adviser. The ACA Master L.P. ("ACA") is considered an affiliate because the Global Fund held greater than 5% of the value of ACA during the nine month period ended June 30, 2021. K-20 Partners Fund, LP ("K20") was considered an affiliate because each Fund held greater than 5% of the value of K20 during the nine month period ended June 30, 2021.  As of June 30, 2021, the Income Fund and ACA are the only remaining affiliated funds of the Global Fund and the Income Fund no longer held any affiliated funds.

Transactions with affiliated companies during the nine month period ended June 30, 2021 were as follows:

Global Fund:	Value as of September 30, 2020	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of June 30, 2021	Income received
K20	$290,863	$(11,988)	$(49,655)	$-	$(229,220)	$-	$-
ACA	3,934,405	51,579	572,814	-	(2,000,000	2,558,798	-
Income Fund	2,737,066	-	96,548	563,506	-	3,397,120	38,506
Total	$6,962,334	$39,591	$619,707	$563,506	$(2,229,220)	$5,955,918	$38,506
Alternatives Fund:	Value as of September 30, 2020	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of June 30, 2021	Income received
K20	$52,525	$(4,121)	$(7,624)	$-	$(40,780)	$-	$-
Total	$52,525	$(4,121)	$(7,624)	$-	$(40,780)	$-	$-

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Tax Matters

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at June 30, 2021 were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Fund	$27,153,637	$3,452,797	$(1,165,452)	$2,287,345
Income Fund	17,248,747	564,202	(142,447)	421,755

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.